UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2007

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                          DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
                          ARRANGEMENTS OF CERTAIN OFFICERS.

(d)   On December 31, 2007, the Board of Directors of SCANA Corporation (the “Board”) approved an increase in the size of the Board from ten to twelve members and elected the following to serve in the newly created seats until the next annual meeting of shareholders, at which time the Board intends to propose each for election by the shareholders:

Mr. James M. Micali, Chairman and President of Michelin North America of Greenville, South Carolina.

Mr. James W. Roquemore, CEO and Chairman of the Board of Patten Seed Company of Lakeland, Georgia.

It has not yet been determined on which Board committees Mr. Micali or Mr. Roquemore will serve.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              SCANA Corporation
                            (Registrant)

January 3, 2008                                                     By:      /s/James E. Swan, IV
                                                                                       James E. Swan, IV
                                       Controller